Exhibit 99.1

Page
Sternco Shopping Center
Independent Auditors’ Report	F-1
Statement of Revenues and Certain Expenses for the year ended December 31, 2014 (Audited) and nine months ended September 30, 2015 (Unaudited)	F-2
Notes to Statement of Revenues and Certain Expenses for the year ended December 31, 2014 (Audited) and nine months ended September 30, 2015 (Unaudited)	F-3

Pro Forma Consolidated Financial Statements of Retail Opportunity Investments Corp.
Pro Forma Consolidated Balance Sheet as of September 30, 2015 (Unaudited)	F-6
Pro Forma Consolidated Statement of Operations and Comprehensive Income for the nine months ended September 30, 2015 (Unaudited)	F-7
Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2014 (Unaudited)	F-8
Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-9

Pro Forma Consolidated Financial Statements of Retail Opportunity Investments Partnership, LP
Pro Forma Consolidated Balance Sheet as of September 30, 2015 (Unaudited)	F-11
Pro Forma Consolidated Statement of Operations and Comprehensive Income for the nine months ended September 30, 2015 (Unaudited)	F-12
Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2014 (Unaudited)	F-13
Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-14

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

Retail Opportunity Investments Corp.

Retail Opportunity Investments Partnership, LP

We have audited the accompanying financial statement of the property known as Sternco Shopping Center located in Bellevue, Washington (“Sternco Shopping Center”) which is comprised of the statement of revenues and certain expenses for the year ended December 31, 2014, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal controls relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal controls relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Sternco Shopping Center’s internal controls. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Sternco Shopping Center for the year ended December 31, 2014 in accordance with accounting principles generally accepted in the United States of America.

Emphasis-of-Matter

We draw attention to Note 2 to the financial statement, which describes that the accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of Sternco Shopping Center’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ PKF O'Connor Davies, LLP

New York, New York

February 22, 2016

F-1

STERNCO SHOPPING CENTER

STATEMENT OF REVENUES AND CERTAIN EXPENSES
(Dollar amounts in thousands)

	Year Ended December 31, 2014	Nine Months Ended September 30, 2015 (Unaudited)
Revenues
Rental income (note 4)	$2,777	$2,115
Total revenues	2,777	2,115

Certain Expenses
Utilities	121	115
Repairs, maintenance and supplies	74	101
Cleaning and landscaping	35	34
Real estate taxes	186	134
Insurance	26	28
Total certain expenses	442	412

Excess of revenues over certain expenses	$2,335	$1,703

See accompanying notes to statement of revenues and certain expenses.

F-2

STERNCO SHOPPING CENTER

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2014 (AUDITED)

AND NINE MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)

1. Business Organization

Retail Opportunity Investments Corp., a Maryland corporation (“ROIC”), is organized in a traditional umbrella partnership real estate investment trust format pursuant to which Retail Opportunity Investments GP, LLC, its wholly-owned subsidiary, serves as the general partner of, and ROIC conducts substantially all of its business through, its operating partnership subsidiary, Retail Opportunity Investments Partnership, LP, a Delaware limited partnership (the “Operating Partnership”) and its subsidiaries. Unless otherwise indicated or unless the context requires otherwise, all references to the “Company” refer to ROIC together with its consolidated subsidiaries, including the Operating Partnership.

On December 10, 2015, the Company acquired the property known as Sternco Shopping Center (“Sternco Shopping Center”) located in Bellevue, Washington, from an unaffiliated third party, for an adjusted purchase price of approximately $49.4 million. Sternco Shopping Center is approximately 114,000 square feet and is anchored by Asian Food Center, a Seattle based grocer. The Company funded the acquisition of Sternco Shopping Center through the issuance of 2,823,790 OP units of the Operating Partnership, with a fair value of approximately $49.3 million and cash on hand.

2. Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statement of Revenues and Certain Expenses (the “financial statement”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The financial statement includes the historical revenues and certain expenses of the seller, exclusive of rental income related to parcels not acquired by the Company, interest income, depreciation and amortization, rental income relating to the allocation of purchase price of Sternco Shopping Center to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of Sternco Shopping Center.

The statement of revenue and certain expenses for the nine month period ended September 30, 2015 is unaudited. In the opinion of management, such statement reflects all adjustments necessary for a fair presentation of revenue and certain expenses in accordance with the SEC Rule 3-14. All such adjustments are of a normal recurring nature.

Revenue Recognition

Sternco Shopping Center’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements. All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Lease Termination Income

Termination fees are fees that Sternco Shopping Center has agreed to accept in consideration for permitting certain tenants to terminate their lease prior to the contractual expiration date.  Sternco Shopping Center recognizes termination fees when the following conditions are met:  (a) the termination agreement is executed; (b) the termination fee is determinable; (c) all landlord services pursuant to the terminated leases have been rendered; and (d) collectability of the termination fee is assured.

F-3

Use of Estimates

The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires Sternco Shopping Center’s management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3. Subsequent Events

The Company has evaluated subsequent events through February 22, 2016, and has determined that there were no subsequent events or transactions which would require recognition or disclosure in the financial statement.

4. Leases

Sternco Shopping Center is subject to non-cancelable lease agreements through 2022, subject to various escalation clauses, with tenants for retail space. As of December 31, 2014, the future minimum rents on non-cancelable operating leases expiring in various years are as follows (dollar amounts in thousands):

Year ending December 31	Amounts

2015	$2,272
2016	2,125
2017	1,164
2018	893
2019	501
Thereafter	725
$7,680

The tenant leases provide for annual rents that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. Sternco Shopping Center’s tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire term of each lease, which resulted in a decrease in rental income of approximately $30,000 and $42,000 for the year ended December 31, 2014 and the nine months ended September 30, 2015, respectively.

5. Concentrations

For the year ended December 31, 2014, two tenants represented approximately 23% and 15%, respectively, of Sternco Shopping Center’s rental income. For the nine months ended September 30, 2015, such tenants represented approximately 23% and 16%, respectively, of Sternco Shopping Center’s rental income.

F-4

RETAIL OPPORTUNITY INVESTMENTS CORP.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

The unaudited pro forma consolidated statement of operations and comprehensive income for the nine months ended September 30, 2015 and for the year ended December 31, 2014 are presented as if Retail Opportunity Investments Corp. (the “Company”) had completed the acquisition of Sternco Shopping Center (the “Property”) on January 1, 2014. Additionally, the pro forma consolidated balance sheet as of September 30, 2015 has been presented as if the acquisition had been completed on September 30, 2015.

The purchase price allocation is calculated based on a 20/80 allocation to Land and Building and Improvements, respectively. As of the date of this report, the Company is in the process of evaluating the purchase price allocation in accordance with the Accounting Standards Codification 805. The purchase price is preliminary and could be subject to change.

The pro forma consolidated financial statements should be read in conjunction with the Company’s 2014 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the period ended September 30, 2015. The pro forma consolidated financial statements do not purport to represent the Company’s financial position as of September 30, 2015 or results of operations that would actually have occurred assuming the completion of the acquisition of the Property had occurred on January 1, 2014; nor do they purport to project the Company’s results of operations as of any future date or for any future period.

F-5

RETAIL OPPORTUNITY INVESTMENTS CORP.

PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2015

(UNAUDITED)

(in thousands)

	Company Historical (1)	Pro Forma Adjustments	Company Pro Forma
ASSETS:
Real Estate Investments:
Land	$611,791	$ 9,889 (2)	$621,680
Building and improvements	1,426,761	39,558 (2)	1,466,319
	2,038,552	49,447	2,087,999
Less: accumulated depreciation	121,459	—	121,459
Real Estate Investments, net	1,917,093	49,447	1,966,540
Cash and cash equivalents	6,953	(148) (2)	6,805
Restricted cash	286	—	286
Tenant and other receivables, net	26,635	—	26,635
Deposits	1,000	—	1,000
Acquired lease intangible assets, net of accumulated amortization	68,690	—	68,690
Prepaid expenses	597	—	597
Deferred charges, net of accumulated amortization	40,122	—	40,122
Other	1,438	—	1,438
Total assets	$2,062,814	$49,299	$2,112,113

LIABILITIES AND EQUITY

Liabilities:
Term loan	$300,000	$—	$300,000
Credit facility	16,225	—	16,225
Senior Notes Due 2024	246,736	—	246,736
Senior Notes Due 2023	246,430	—	246,430
Mortgage notes payable	62,873	—	62,873
Acquired lease intangible liabilities, net of accumulated amortization	123,186	—	123,186
Accounts payable and accrued expenses	22,824	—	22,824
Tenants’ security deposits	4,314	—	4,314
Other liabilities	9,864	—	9,864
Total liabilities	1,032,452	—	1,032,452

Equity:
Preferred stock	—	—	—
Common stock	10	—	10
Additional-paid-in capital	1,112,809	—	1,162,256
Dividends in excess of earnings	(112,951)	—	(112,951)
Accumulated other comprehensive loss	(7,278)	—	(7,278)
Total Retail Opportunity Investments Corp. stockholders’ equity	992,590	—	992,590
Non-controlling interests	37,772	49,299 (2)	87,071
Total equity	1,030,362	49,299	1,079,661
Total liabilities and equity	$2,062,814	$49,299	$2,112,113

See accompanying notes to pro forma consolidated financial statements

F-6

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(UNAUDITED)
(in thousands, except per share data)

	Company Historical (1)	Sternco Shopping Center (3)	Pro Forma Adjustments	Company Pro Forma
Revenues
Base rents	$108,884	$1,686	$68 (4)	$110,638
Recoveries from tenants	29,809	429	—	30,238
Other income	2,721	—	—	2,721
Total revenues	141,414	2,115	68	143,597

Operating expenses
Property operating	21,064	278	—	21,342
Property taxes	14,351	134	—	14,485
Depreciation and amortization	52,567	—	761 (5)	53,328
General and administrative expenses	9,387	—	—	9,387
Acquisition transaction costs	507	—	—	507
Other expense	507	—	—	507
Total operating expenses	98,383	412	761	99,556

Operating income	43,031	1,703	(693)	44,041
Non-operating income (expenses)
Interest expense and other finance expenses	(25,407)	—	—	(25,407)
Net income	17,624	1,703	(693)	18,634
Net income attributable to non-controlling interests	(681)	—	—	(681)
Net Income Attributable to Retail Opportunity Investments Corp.	$16,943	$1,703	$(693)	$17,953

Net earnings per share – basic and diluted	$0.18			$0.19

Dividends per common share	$0.51			$0.51
Comprehensive income:
Net income	$17,624	$1,703	$(693)	$18,634
Other comprehensive income
Reclassification adjustment for amortization of interest expense included in net income	1,604	—	—	1,604
Other comprehensive income	1,604	—	—	1,604
Comprehensive income	19,228	1,703	(693)	20,238
Comprehensive income attributable to non-controlling interests	(681)	—	—	(681)
Comprehensive income attributable to Retail Opportunity Investments Corp.	$18,547	$1,703	$(693)	$19,557

See accompanying notes to pro forma consolidated financial statements

F-7

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2014

(UNAUDITED)
(in thousands, except per share data)

	Company Historical (1)	Sternco Shopping Center (3)	Pro Forma Adjustments	Company Pro Forma
Revenues
Base rents	$119,842	$2,327	$90 (4)	$122,259
Recoveries from tenants	32,945	450	—	33,395
Other income	3,077	—	—	3,077
Total revenues	155,864	2,777	90	158,731

Operating expenses
Property operating	25,036	256	—	25,292
Property taxes	15,953	186	—	16,139
Depreciation and amortization	58,435	—	1,014 (5)	59,449
General and administrative expenses	11,200	—	—	11,200
Acquisition transaction costs	961	—	64 (6)	1,025
Other expenses	505	—	—	505
Total operating expenses	112,090	442	1,078	113,610

Operating income	43,774	2,335	(988)	45,121
Non-operating income (expenses)
Interest expense and other finance expenses	(27,593)	—	—	(27,593)
Gain on sale of real estate	4,869	—	—	4,869
Net income	21,050	2,335	(988)	22,397
Net income attributable to non-controlling interests	(749)	—	—	(749)
Net Income Attributable to Retail Opportunity Investments Corp.	$20,301	$2,335	$(988)	$21,648

Net income per share – basic	$0.24			$0.26
Net income per share –diluted	$0.24			$0.25

Dividends per common share	$0.64			$0.64
Comprehensive income:
Net income	$21,050	$2,335	$(988)	$22,397
Other comprehensive income
Unrealized swap derivative loss arising during the period	(3,132)	—	—	(3,132)
Reclassification adjustment for amortization of interest expense included in net income	3,219	—	—	3,219
Other comprehensive income	87	—	—	87
Comprehensive income	21,137	2,335	(988)	22,484
Comprehensive income attributable to non-controlling interests	(749)	—	—	(749)
Comprehensive income attributable to Retail Opportunity Investments Corp.	$20,388	$2,335	$(988)	$21,735

See accompanying notes to pro forma consolidated financial statements

F-8

RETAIL OPPORTUNITY INVESTMENTS CORP.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Adjustments to the Pro Forma Consolidated Financial Statements

1.	Derived from the Company’s unaudited and audited financial statements for the nine months ended September 30, 2015 and the year ended December 31, 2014, respectively.

2.	Reflects the pro forma acquisition of the Property for an adjusted purchase price of approximately $49.4 million. The acquisition was funded through the issuance of 2,823,790 OP units of the Operating Partnership, with a fair value of approximately $49.3 million and cash on hand.

3.	Derived from the Property’s unaudited and audited financial statements for the nine months ended September 30, 2015 and the year ended December 31, 2014, respectively.

4.	Reflects the pro forma adjustment of $68,000 and $90,000 for the nine months ended September 30, 2015 and the year ended December 31, 2014, respectively, to record operating rents on a straight-line basis beginning January 1, 2014.

5.	Reflects the estimated depreciation for the Property based on the estimated values allocated to the building at the beginning of the periods presented. Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows (dollar amounts in thousands):

	Estimated Useful Life	Nine Months Ended September 30, 2015 Depreciation Expense	Year Ended December 31, 2014 Depreciation Expense

Building	39 years	$761	$1,014

6.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the Property.

F-9

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

The unaudited pro forma consolidated statement of operations and comprehensive income for the nine months ended September 30, 2015 and for the year ended December 31, 2014 are presented as if Retail Opportunity Investments Partnership, LP (the “Operating Partnership”) had completed the acquisition of Sternco Shopping Center (the “Property”) on January 1, 2014. Additionally, the pro forma consolidated balance sheet as of September 30, 2015 has been presented as if the acquisition had been completed on September 30, 2015.

The purchase price allocation is calculated based on a 20/80 allocation to Land and Building and Improvements, respectively. As of the date of this report, the Company is in the process of evaluating the purchase price allocation in accordance with the Accounting Standards Codification 805. The purchase price is preliminary and could be subject to change.

The pro forma consolidated financial statements should be read in conjunction with the Operating Partnership’s 2014 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the period ended September 30, 2015. The pro forma consolidated financial statements do not purport to represent the Operating Partnership’s financial position as of September 30, 2015 or results of operations that would actually have occurred assuming the completion of the acquisition of the Property had occurred on January 1, 2014; nor do they purport to project the Company’s results of operations as of any future date or for any future period.

F-10

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2015

(UNAUDITED)

(in thousands)

	Company Historical (7)	Pro Forma Adjustments	Company Pro Forma
ASSETS:
Real Estate Investments:
Land	$611,791	$9,889 (8)	$621,680
Building and improvements	1,426,761	39,558 (8)	1,466,319
	2,038,552	49,447	2,087,999
Less: accumulated depreciation	121,459	—	121,459
Real Estate Investments, net	1,917,093	49,447	1,966,540
Cash and cash equivalents	6,953	(148) (8)	6,805
Restricted cash	286	—	286
Tenant and other receivables, net	26,635	—	26,635
Deposits	1,000	—	1,000
Acquired lease intangible assets, net of accumulated amortization	68,690	—	68,690
Prepaid expenses	597	—	597
Deferred charges, net of accumulated amortization	40,122	—	40,122
Other	1,438	—	1,438
Total assets	$2,062,814	$49,299	$2,112,113

LIABILITIES AND CAPITAL

Liabilities:
Term loan	$300,000	$—	$300,000
Credit facility	16,225	—	16,225
Senior Notes Due 2024	246,736	—	246,736
Senior Notes Due 2023	246,430	—	246,430
Mortgage notes payable	62,873	—	62,873
Acquired lease intangible liabilities, net of accumulated amortization	123,186	—	123,186
Accounts payable and accrued expenses	22,824	—	22,824
Tenants’ security deposits	4,314	—	4,314
Other liabilities	9,864	—	9,864
Total liabilities	1,032,452	—	1,032,452

Capital:
ROIC capital	999,868	—	999,868
Limited partners’ capital	37,772	49,299 (8)	87,071
Accumulated other comprehensive loss	(7,278)	—	(7,278)
Total capital	1,030,362	49,299	1,079,661
Total liabilities and capital	$2,062,814	$49,299	$2,112,113

See accompanying notes to pro forma consolidated financial statements

F-11

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(UNAUDITED)
(in thousands, except per share data)

	Company Historical (7)	Sternco Shopping Center (9)	Pro Forma Adjustments	Company Pro Forma
Revenues
Base rents	$108,884	$1,686	$68 (10)	$110,638
Recoveries from tenants	29,809	429	—	30,238
Other income	2,721	—	—	2,721
Total revenues	141,414	2,115	68	143,597

Operating expenses
Property operating	21,064	278	—	21,342
Property taxes	14,351	134	—	14,485
Depreciation and amortization	52,567	—	761 (11)	53,328
General and administrative expenses	9,387	—	—	9,387
Acquisition transaction costs	507	—	—	507
Other expense	507	—	—	507
Total operating expenses	98,383	412	761	99,556

Operating income	43,031	1,703	(693)	44,041
Non-operating income (expenses)
Interest expense and other finance expenses	(25,407)	—	—	(25,407)

Net Income Attributable to Retail Opportunity Investments Partnership, LP	$17,624	$1,703	$(693)	$18,634

Net earnings per unit – basic and diluted	$0.18			$0.19
Distributions per unit	$0.51			$0.51

Comprehensive income:
Net income	$17,624	$1,703	$(693)	$18,634
Other comprehensive income
Reclassification adjustment for amortization of interest expense included in net income	1,604	—	—	1,604
Other comprehensive income	1,604	—	—	1,604
Comprehensive income	$19,228	$1,703	$(693)	$20,238

See accompanying notes to pro forma consolidated financial statements

F-12

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2014

(UNAUDITED)
(in thousands, except per share data)

	Company Historical (7)	Sternco Shopping Center (9)	Pro Forma Adjustments	Company Pro Forma
Revenues
Base rents	$119,842	$2,327	$90 (10)	$122,259
Recoveries from tenants	32,945	450	—	33,395
Other income	3,077	—	—	3,077
Total revenues	155,864	2,777	90	158,731

Operating expenses
Property operating	25,036	256	—	25,292
Property taxes	15,953	186	—	16,139
Depreciation and amortization	58,435	—	1,014 (11)	59,449
General and administrative expenses	11,200	—	—	11,200
Acquisition transaction costs	961	—	64 (12)	1,025
Other expense	505	—	—	505
Total operating expenses	112,090	442	1,078	113,610

Operating income	43,774	2,335	(988)	45,121
Non-operating income (expenses)
Interest expense and other finance expenses	(27,593)	—	—	(27,593)
Gain on sale of real estate	4,869	—	—	4,869

Net Income Attributable to Retail Opportunity Investments Partnership, LP	$21,050	$2,335	$(988)	$22,397

Net income per unit – basic	$0.24			$0.26
Net income per unit – basic and diluted	$0.24			$0.25

Comprehensive income:
Net income	$21,050	$2,335	$(988)	$22,397
Other comprehensive income
Unrealized swap derivative loss arising during the period	(3,132)	—	—	(3,132)
Reclassification adjustment for amortization of interest expense included in net income	3,219	—	—	3,219
Other comprehensive income	87	—	—	87
Comprehensive income attributable to Retail Opportunity Investments Partnership, LP	$21,137	$2,335	$(988)	$22,484

See accompanying notes to pro forma consolidated financial statements

F-13

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Adjustments to the Pro Forma Consolidated Financial Statements

7.	Derived from the Operating Partnership’s unaudited and audited financial statements for the nine months ended September 30, 2015 and the year ended December 31, 2014, respectively.

8.	Reflects the pro forma acquisition of the Property for an adjusted purchase price of approximately $49.4 million. The acquisition was funded through the issuance of 2,823,790 OP units of the Operating Partnership, with a fair value of approximately $49.3 million and cash on hand.

9.	Derived from the Property’s unaudited and audited financial statements for the nine months ended September 30, 2015 and the year ended December 31, 2014, respectively.

10.	Reflects the pro forma adjustment of $68,000 and $90,000 for the nine months ended September 30, 2015 and the year ended December 31, 2014, to record operating rents on a straight-line basis beginning January 1, 2014.

11.	Reflects the estimated depreciation for the Property based on the estimated values allocated to the building at the beginning of the periods presented. Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows (dollar amounts in thousands):

	Estimated Useful Life	Nine Months Ended September 30, 2015 Depreciation Expense	Year Ended December 31, 2014 Depreciation Expense

Building	39 years	$761	$1,014

12.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the P

F-14